UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Township Line Road Yardley, Pennsylvania 19067 (215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2022, Carl C. Icahn filed a statement on Schedule 13D with the U.S. Securities and Exchange Commission with respect to the Common Stock, par value $5.00 per share (the “Common Shares”), of Crown Holdings, Inc. (the “Company”), on behalf of himself and several affiliated entities (collectively, “Icahn”), indicating that Icahn had accumulated a stake in the Company representing approximately 8.5% of the Company’s outstanding Common Shares. Also on November 3, 2022, Icahn delivered to the Company a notification pursuant to Sections 801.30 and 803.5(a)(1) of the Rules of the U.S. Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, indicating that Icahn intended to acquire up to 20% of the Company’s outstanding Common Shares.

The Board of Directors of the Company (the “Board”) convened a meeting with Company management and its financial and legal advisors to discuss these developments and determined to implement a shareholder rights plan in order to protect the interests of the Company and all of its shareholders and enable them to realize the full potential value of their investment in the Company by reducing the likelihood that Icahn (or any other person or group) gains control of the Company, through open market accumulation or other tactics, without appropriately compensating the rest of the Company’s shareholders. Accordingly, the Company entered into a Rights Agreement (the “Rights Agreement”), dated November 7, 2022, between the Company and Equiniti Trust Company, as Rights Agent. The Board unanimously approved the Company’s execution of the Rights Agreement in accordance with the Company’s Corporate Governance Guidelines, which provide that the Board may adopt a shareholder rights plan without submitting that plan to a shareholder vote in the event that the Board, including a majority of the Company’s independent directors, determined that adoption was in the best interests of the Company and its shareholders under the circumstances.

In connection with the Rights Agreement, the Board declared a dividend of one common share purchase right (a “Right”), payable on November 17, 2022 (the “Record Date”), for each Common Share outstanding on the Record Date to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one share of Common Stock, at a price of $300.00 per share of Common Shares represented by a Right (the “Purchase Price”), subject to adjustment.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be evidenced by the certificates representing Common Shares then outstanding, no separate certificates representing the Rights will be distributed and the Rights will not be tradeable separate from the Common Shares. New Common Share certificates issued after the Record Date will contain in accordance with the Rights Agreement a notation incorporating the Rights Agreement by reference.

The Rights will become exercisable and will separate from the Common Shares upon the earlier of (i) ten (10) business days after a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired Beneficial Ownership of ten percent (10%) or more of the outstanding Common Shares, or (ii) ten (10) business days (or a later date as determined by the Board) after the commencement of, or first public announcement of an intention to commence, a tender offer or exchange offer that would result in a person or group Beneficially Owning ten percent (10%) or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”). As soon as practicable after the Distribution Date, Equiniti Trust Company, as the Rights Agent, will mail certificates representing the Rights to holders of record of the Common Shares as of the close of business on the Distribution Date, and thereafter, the separate certificates representing the Rights alone will represent the Rights. Except as otherwise provided by the Rights Agreement or determined by the Board, only Common Shares issued prior to the Distribution Date will be issued with Rights.

Notwithstanding the foregoing, an “Acquiring Person” will not include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any subsidiary of the Company, (iv) any entity holding Common Shares for the benefit of present or future participants pursuant to the terms of any such employee benefit plan, (v) with respect to clauses (i) and (ii), the officers and members of the Board or the board of directors of any subsidiary of the Company, as applicable, acting in their fiduciary capacities, (vi) any person or entity who becomes the Beneficial Owner of ten percent (10%) or more of the Common Shares then outstanding as a result of a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company (or any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the

Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), unless such person or entity, after becoming aware that such person or entity has become the Beneficial Owner of ten percent (10%) or more of the then outstanding Common Shares, acquires Beneficial Ownership of additional Common Shares representing one half of one percent (0.5%) or more of the Common Shares then outstanding, (vii) any person or entity who has reported or is required to report ownership on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or on Schedule 13D under the Exchange Act, which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such schedule (other than the disposition of the Common Shares), if such person or entity either certifies to the Company that they acquired Common Shares in excess of 9.99% inadvertently or without knowledge of the terms of the Rights or thereafter reduces their Beneficial Ownership to less than ten percent (10)% of the Common Shares then outstanding, (viii) any person or entity who would otherwise be deemed an “Acquiring Person” upon the execution of the Rights Agreement but who does not, subsequent to the issuance of the press release attached hereto as Exhibit 99.1, acquire additional Common Shares representing at least 0.5% of the Common Shares then outstanding, or (ix) any person or entity whose acquisition of Common Shares was expressly approved in advance by the Board prior to the Distribution Date and who does not subsequently acquire additional Common Shares representing at least 0.5% of the Common Shares then outstanding.

For purposes of the Rights and the Rights Agreement, a person or entity shall be deemed the “Beneficial Owner” of any securities that, except under limited circumstances (including relating to such person’ or entity’s participation in good faith in a firm commitment underwriting), (i) that such person or entity (or any of their affiliates or associates), directly or indirectly has (A) the right to acquire pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise (subject to certain exceptions), or (B) the right to vote or dispose of or otherwise has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (subject to certain exceptions), (ii) that are beneficially owned, directly or indirectly, by any other person or entity (or affiliate or associate thereof) with which such first person or entity (or affiliate or associate thereof) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (subject to certain exceptions) or disposing of any securities of the Company, or (iii) that are the subject of a derivative transaction entered into by such person or entity (or any of their affiliates or associates), including, for these purposes, any derivative security that gives such person or entity (or any of their affiliates or associates) the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities, or which provides such person or entity (or any of their affiliates or associates) an opportunity, directly or indirectly, to profit, or to share in any profit, derived from any change in the value of such securities, in any case without regard to whether (a) such derivative conveys any voting rights in such securities to such person or entity (or any of their affiliates or associates), (b) the derivative is required to be, or capable of being, settled through delivery of such securities, or (c) such person or entity (or any of their affiliates or associates) may have entered into other transactions that hedge the economic effect of such derivative.

In determining the number of Common Shares “beneficially owned” by virtue of the operation of the definition of “Beneficial Owner” in the preceding paragraph, the subject person or entity shall be deemed to “beneficially own” (without duplication) (1) the number of Common Shares that are synthetically owned pursuant to such derivative transactions or such derivative securities and (2) the notional or other number of Common Shares specified in the documentation evidencing the derivative position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part, and in any case (or if no such number of Common Shares is specified in such documentation or otherwise), as determined by the Board in good faith to be the number of Common Shares to which the derivative position relates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on November 6, 2023 (the “Final Expiration Date”), unless (i) the Final Expiration Date is extended or (ii) the Rights are earlier redeemed by the Company.

Flip-in Event

In the event that a person or entity becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. Notwithstanding the foregoing, following the occurrence of such person becoming an Acquiring Person or any other triggering event with respect to the Rights as described below in the section of this report titled “Flip-over Event,” all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

Flip-over Event

Subject to Section 13 of the Rights Agreement, if, at any time after a person or entity becomes an Acquiring Person, (i) the Company consolidates, or merges with, any other person, and the Company is not the surviving corporation, (ii) any person engages in a share exchange, consolidation or merger with the Company where the outstanding Common Shares of the Company are exchanged for securities, cash or property of the other person and the Company is the surviving corporation, or (iii) more than 50% of the Company’s assets, cash flow or earning power is sold or transferred, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right.

Exchange

At any time after any person becomes an Acquiring Person and prior to the acquisition by any person of more than 50% of the outstanding Common Shares, the Board may exchange the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person, which will have become null and void), in whole or in part, for Common Shares, each Right being exchangeable for one Common Share, subject to adjustment.

Redemption

The Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (subject to adjustment), at any time before the close of business on (i) the date that is ten (10) business days after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, or (ii) the Final Expiration Date. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

Amendment

Prior to the earlier of (i) the Distribution Date or (ii) the occurrence of a triggering event with respect to the Rights as described above in the section of this report titled “Flip-over Event,” any provision of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After the first to occur of such events, no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its affiliates and associates).

Adjustment

The Purchase Price payable, and the number of Common Shares or other securities, cash or property issuable, upon exercise of the Rights are subject to customary adjustments from time to time to prevent dilution in the event of certain changes in the shares of the Company (including, but not limited to, (i) declaration of a dividend payable in Common Shares; (ii) subdivision or combination of the Common Shares; or (iii) the issuance of any shares of capital stock in a reclassification of the Common Shares). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to an increase or decrease of at least one percent (1%) in the Purchase Price. The Company may determine not to issue fractional Rights or shares, and in lieu thereof, an adjustment in cash will be made based on the market value of the Rights or shares on the last trading date prior to the date of exercise.

Certain Anti-Takeover Effects

The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers. However, the rights plan helps ensure that the Company’s shareholders receive fair and equal treatment in the event of any proposed takeover of the Company.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On November 7, 2022, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	The following are filed as exhibits to this report:

4.1	Rights Agreement, dated as of November 7, 2022, between Crown Holdings, Inc. and Equiniti Trust Company, as Rights Agent.

99.1	Press Release of Crown Holdings, Inc. dated November 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2022

CROWN HOLDINGS, INC.

By:	/s/ Christy L. Kalaus
Name:	Christy L. Kalaus
Title:	Vice President and Corporate Controller